Webcast Presentation December 13, 2016 2016 Financial Update and 2017 Outlook

2 2017 Outlook Call 12/13/16 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; product, labor or other cost fluctuations; supply chain disruptions or loss of key suppliers; expansion of business activities; exchange rate fluctuations; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; litigation, disputes, contingencies or claims; legal or regulatory matters; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; common stock dilution; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2015 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

3 2017 Outlook Call 12/13/16 Reaffirming 2016 Outlook Provided on October 27, 2016 • Sales decrease of 2% to 3% ‒ Includes Q4 sales decrease of 1% to 4% with one fewer workday ‒ Q4 results to date in line with outlook • Adjusted diluted EPS(1) of $3.75 to $3.90 • Free cash flow equal to at least 125% of adjusted net income(1) …current outlook is within the guidance range provided last December (1) Adjusted net income and adjusted earnings per diluted share exclude the third quarter 2016 loss of $123.9M and related income tax benefit of $41.2M resulting from the redemption of the Company’s 6.0% Convertible Senior Debentures due 2029, which, based on a diluted share count of 48.7M, equates to a loss per diluted share of approximately $1.70.

4 2017 Outlook Call 12/13/16 Impact 2017 2018 2019 Reduced regulatory environment Increased infrastructure spending • U.S. • Canada Increased inflation Lower corporate tax rate Increased customer confidence and capex spending Looking Forward: Potential Economic and Market Changes …provide positive impact starting in 2017

5 2017 Outlook Call 12/13/16 2017 Priorities • Return to sales growth ‒ Outperform end markets with One WESCO sales growth initiatives ‒ Invest in and capitalize on growth markets ‒ Maintain focus on execution and sales effectiveness • Make accretive acquisitions to strengthen portfolio and take market share • Sustain and expand operating margin ‒ Improve margin through pricing and sourcing initiatives ‒ Deliver productivity through LEAN operational excellence initiatives, organizational streamlining and branch network optimization efforts • Maintain strong free cash flow generation and flexible capital structure …outperform the market while maintaining cost and cash management discipline

6 2017 Outlook Call 12/13/16 Industrial End Market Improving Flat Declining (8.6%) (13.7%) (10.1%) (10.1%) Organic Sales Growth versus Prior Year 42% Key Market Indicators U.S. industrial production Institute for Supply Management (ISM) indicators Capacity utilization Canadian industrial production • Global Accounts • Integrated Supply • OEM • General Industrial 2017 end market outlook: LSD sales decline to LSD sales increase WESCO Industrial Sales 36% YTD Q3 2016 (11.4)% FY 2015 Q1 2016 Q2 2016 Q3 2016 See Appendix for non-GAAP reconciliations.

7 2017 Outlook Call 12/13/16 See Appendix for non-GAAP reconciliations. (1.7%) (3.6%) 2.3% (5.5%) Construction End Market Improving Flat Declining Organic Sales Growth versus Prior Year 42% Key Market Indicators Architectural Billings Index Capital goods orders growth U.S. construction starts and put in place Canadian non-residential construction • Non-residential ‒ Commercial ‒ Industrial ‒ Non-building WESCO Construction Sales 34% YTD Q3 2016 (2.4)% FY 2015 Q1 2016 Q2 2016 Q3 2016 2017 end market outlook: Flat to LSD sales increase

8 2017 Outlook Call 12/13/16 5.1% 0.6% 0.6% (1.7%) Utility End Market Improving Flat Declining Organic Sales Growth versus Prior Year 42% Key Market Indicators Distribution grid maintenance and upgrades Generation MRO, upgrades, expansions Transmission line infrastructure build-out Residential and non-residential construction starts • Investor Owned • Public Power • Utility Contractors WESCO Utility Sales 16% YTD Q3 2016 (0.2%) 2017 end market outlook: Flat to LSD sales increase FY 2015 Q1 2016 Q2 2016 Q3 2016 See Appendix for non-GAAP reconciliations.

9 2017 Outlook Call 12/13/16 1.6% 0.4% 0.8% (1.6%) CIG End Market Improving Flat Declining Organic Sales Growth versus Prior Year 42% Key Market Indicators Government spending Communications and security upgrades Education, healthcare, and financial • Commercial • Institutional • Government WESCO CIG Sales 14% YTD Q3 2016 (0.2)% FY 2015 Q1 2016 Q2 2016 Q3 2016 2017 end market outlook: LSD to MSD sales increase See Appendix for non-GAAP reconciliations.

10 2017 Outlook Call 12/13/16 2017 Sales Outlook Sales Outlook End Market: Range Industrial (LSD) to LSD Construction Flat to LSD Utility Flat to LSD CIG LSD to MSD End Market Sales Growth (1)% to 3% Market Outperformance 1% to 2% Exit Low-Margin Utility Business (1)% Foreign Exchange ~0% Consolidated WESCO 0% to 4% …expecting improvement in the second half Excludes unannounced acquisitions. May not add due to rounding.

11 2017 Outlook Call 12/13/16 2017 Sales Outlook by Geography U.S. Canada International Flat to low-single-digit growth Flat to low-single-digit growth Low-single-digit decline Sales Outlook …expecting modest US and Canadian growth Excludes unannounced acquisitions.

12 2017 Outlook Call 12/13/16 4.18 ~3.75 ~3.60 2015 2016E 2017E 7.5 ~7.3 ~7.3 2015 2016E 2017E 2017 Financial Outlook Operating Margin 4.7% 5.4% 5.6% ~6.0% 6.2% 2010 2011 2012 2013E 2014E Sales ($B) Adjusted Diluted EPS(1) ($) ~7.7 6.4% ~3.90 Operating margin expansion 20-40 bpts • Gross margin expansion • Cost controls • Accretive Acquisitions ~4.00 ~7.4 (1) Excludes the third quarter 2016 loss of $123.9M and related income tax benefit of $41.2M resulting from the redemption of the Company’s 6.0% Convertible Senior Debentures due 2029, which, based on a diluted share count of 48.7M, equates to a loss per diluted share of approximately $1.70. ~4.00 5.0% ~4.6% ~4.4% 2015 2016E 2017E ~4.8% ~4.6% Operating Margin (%) Positive Drivers Headwinds + Sales growth leverage + Margin and lean initiatives + Carry-over from 2016 cost actions ‒ Increased investments ‒ Wage and benefit inflation ‒ Restoring variable compensation …managing margins while investing for future growth Sales 0% to 4% Effective tax rate ~30% Diluted shares outstanding ~49M

13 2017 Outlook Call 12/13/16 Effective Capital Allocation …maintaining fiscal discipline while funding growth Cash Deployment • Support organic growth • Fund accretive acquisitions • Manage financial leverage • Repurchase shares • Pay dividends

14 2017 Outlook Call 12/13/16 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Cash Generation Free Cash Flow ($M) Net Income ($M) ~$800M of Free Cash Flow Reconciliation of these non-GAAP financial measures is included in the Appendix to this presentation. (1) Excludes the third quarter 2016 loss of $123.9M and related income tax benefit of $41.2M resulting from the redemption of the Company’s 6.0% Convertible Senior Debentures due 2029. 231 261 306 276 211 186 2014 2015 2016 TTM Free Cash Flow ($M) Adjusted Net Income(1) ($M) Leverage (Total Par Debt to TTM EBITDA) >$1B of free cash flow over last 4 years 2014 2015 Target Leverage 2.0x – 3.5x 3.6X 2016 …expecting 2017 free cash flow of at least 90% of net income

15 2017 Outlook Call 12/13/16 Long-Term Growth Algorithm • Market growth • 1% to 2% from market outperformance • 1% to 3% from acquisitions • ~50% operating profit pull-through - gross margin improvement - operating cost leverage • ~30% effective tax rate Annual Expectations over the Long-Term • Equal to at least 90% of net income …managing the business for strong EPS growth and cash generation Sales EPS Free Cash Flow

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17 2017 Outlook Call 12/13/16 Appendix

18 2017 Outlook Call 12/13/16 WESCO International, Inc. Definitions Appendix • Financial leverage ratio is calculated by dividing total debt, including debt discount and deferred financing fees, by EBITDA. EBITDA is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization. • Free cash flow is calculated by deducting capital expenditures from cash flow provided by operations. • Sales change abbreviations include: − HSD – High-single-digits − MSD – Mid-single-digits − LSD – Low-single-digits

19 2017 Outlook Call 12/13/16 This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, financial leverage, free cash flow, adjusted net income and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors in order to provide a better understanding of the Company's organic growth trends, capital structure position and liquidity on a comparable basis. Additionally, certain of the aforementioned non-GAAP measures either focus on or exclude transactions impacting comparability of results, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. Non-GAAP Financial Measures

20 2017 Outlook Call 12/13/16 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth - End Markets YTD Q3 2016 vs. YTD Q3 2015 YTD Q3 YTD Q3 2016 2015 % Growth Industrial Core 1,996 2,250 (11.3)% Construction Core 1,736 1,794 (3.3)% Utility Core 869 867 0.2 % CIG Core 765 766 (0.2)% Total Core Gross Sales 5,366 5,677 (5.5)% Total Gross Sales from Acquisitions 198 - -00 Total Gross Sales 5,564 5,677 (2.0)% Gross Sales Reductions/Discounts (21) (20) -00 Total Net Sales 5,543 5,657 (2.0)%

21 2017 Outlook Call 12/13/16 YTD Q3 2016 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth (11.3) (3.3) 0.2 (0.2) (5.5) Workday Impact 1.1 1.1 1.1 1.1 1.1 Workday Adjusted Core Growth (12.4) (4.4) (0.9) (1.3) (6.6) FX Impact (1.0) (2.0) (0.7) (1.1) (1.3) Workday Adjusted Organic Growth (11.4) (2.4) (0.2) (0.2) (5.3) (%) Note: Core sales growth excludes acquisitions during the first year of ownership.

22 2017 Outlook Call 12/13/16 Free Cash Flow Reconciliation ($ Millions) 2014 2015 TTM Q3 2016 Cash flow provided by operations 251.2 283.1 324.3 Less: Capital expenditures (20.5) (21.7) (18.7) Free cash flow 230.7 261.4 305.6 Free cash flow as a % of adjusted net income(1) 84% 125% 165% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund the Company's other investing and financing activities. (1) Excludes the third quarter 2016 loss of $123.9M and related income tax benefit of $41.2M resulting from the redemption of the Company’s 6.0% Convertible Senior Debentures due 2029.

23 2017 Outlook Call 12/13/16 Financial Leverage Twelve Months Ended September 30, 2016 Financial leverage ratio: Income from operations $ 340 Depreciation and amortization 67 EBITDA $ 407 September 30, 2016 Current debt and short-term borrowings $ 37 Long-term debt 1,419 Debt discount and deferred financing (1) 18 Total debt $ 1,474 Financial leverage ratio 3.6X (1)Long-term debt is presented in the condensed consolidated balance sheet as of September 30, 2016 net of deferred financing fees and discount related to the term loan. ($ Millions)

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